UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2021

Iconic Brands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-227420	13-4362274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Seabro Avenue

Amityville, New York 11701

(Address of Principal Executive Offices)

(631) 464-4050

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed by Iconic Brands, Inc. (the “Company,” “we,” “us,” or “our”), to amend the Current Report on Form 8-K we filed on July 27, 2021 (the “Original Report”) to provide the disclosures required by Item 9.01 of Form 8-K that were previously omitted from the Original Report as permitted by Item 9.01(a)(4) of Form 8-K. Except as provided herein, the disclosures made in the Original Report remain unchanged.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 26, 2021, we entered into an acquisition agreement (the “Acquisition Agreement”) with TopPop LLC, a New Jersey limited liability company (“TopPop”), and each of FrutaPop LLC (“Frutapop”), Innoaccel Investments LLC (“Innoaccel”) and Thomas Martin (“Martin” and, together with Frutapop and Innoaccel, the “TopPop Members”), pursuant to which the TopPop Members sold to the Company and the Company acquired, all of the issued and outstanding membership interests of TopPop. The transactions contemplated by the Acquisition Agreement were consummated on July 26, 2021.

We filed the Original Report describing the transactions contemplated by the Merger Agreement on July 27, 2021, and we are now filing this amendment to include the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The audited consolidated financial statements of TopPop LLC as of and for the years ended December 31, 2020 and December 31, 2019, and the accompanying notes to the audited financial statements, are attached hereto as Exhibit 99.1 and are incorporated herein by reference thereto. The unaudited financial statements of TopPop LLC for the six months ended June 30, 2021 and June 30, 2020, and the accompanying notes to the unaudited financial statements, are attached hereto as Exhibit 99.2 and are incorporated herein by reference thereto.

(b) Pro-forma Financial Information. The following information is attached hereto as Exhibit 99.3 and incorporated herein by reference thereto:

(i)	Unaudited Pro Forma Condensed Combined Financial Information of Iconic Brands, Inc. and TopPop LLC as of and for the year ended December 31, 2020 and for the six months ended June 30, 2021.

(ii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(c) Exhibits.

Exhibit No.	Description

99.1	Audited Financial Information of TopPop LLC as of and for the years ended December 31, 2020 and December 31, 2019.

99.2	Unaudited Financial Information of TopPop LLC for the six months ended June 30, 2021 and 2020.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Iconic Brands, Inc. and TopPop LLC as of and for the year ended December 31, 2020 and for the six months ended June 30, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iconic Brands, Inc.

Dated: October 13, 2021	By:	/s/ David Allen
	Name:	David Allen
	Title:	Chief Financial Officer

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